UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05133)

Exact name of registrant as specified in charter: Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006 - August 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Income Securities Fund

8|31|07

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
High Income
Securities Fund

8| 31| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	10
Your fund’s management	12
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	17
Financial statements	18
Federal tax information	39
Shareholder meeting results	40
Compliance certifications	41
About the Trustees	42
Officers	46

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in the funds’ fees or in the services the funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended August 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Income Securities Fund: opportunities
from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange —or convert — the bond for a fixed number of shares of stock of the issuer. Convertible securities pay interest like most bonds, and the amount does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed industries such as airlines, autos, and utilities.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis.

In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio team then constructs a portfolio that it believes offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen signifi-cantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell it at a higher premium once the situation is corrected and the price of the security recovers.

Putnam High Income Securities Fund has held convertible securities from a variety of sectors and industries.

Performance and portfolio snapshots

Putnam High Income Securities Fund

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 10–11 for additional performance information, including fund returns at market price.

Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92. The JPMorgan Developed High Yield Index began operations on 12/31/94.

“Your fund invests mainly in a combination of
convertible securities and high-yield
corporate bonds. We rely on our in-depth
analysis of individual securities to help us
identify what we consider to be the most
attractive opportunities.”

David King, Portfolio Leader, Putnam High Income Securities Fund

Allocations are represented as a percentage of portfolio value and exclude short-term investments held as collateral for loaned securities. Holdings and allocations may vary over time.

Report from the fund managers

The year in review

Your fund delivered a solid, double-digit return during its 2007 fiscal year, which ended August 31, 2007. An advancing equity market provided a favorable backdrop for both convertibles and high-yield bonds during most of the period. However, as the summer began, the market environment changed dramatically as concerns about developments in the subprime mortgage market weighed heavily on investor sentiment. Stocks and credit-sensitive sectors of the fixed-income market declined worldwide as market participants pulled in the reins on risky investments. Good overall security selection and a continuing emphasis on prudent risk management enabled your fund’s results before sales charges to deliver stronger results than both its secondary, high-yield bond benchmark and the average for its Lipper peer group. However, two principal factors caused the fund to lag its primary benchmark. First, certain types of convertible securities that are represented in the fund’s primary benchmark but not generally included in the fund’s portfolio performed well during the period. Secondly, the fund had a position in the underperforming floating-rate bank-loan sector. The fund’s greater-than-benchmark exposure to the financial sector also detracted from relative results, while its holdings of transportation, consumer, energy, and basic materials companies helped relative performance.

Market overview

Throughout most of the period, stocks advanced briskly and high-yield bonds and convertibles performed well in an environment of relatively low volatility. Beginning in June, however, the market backdrop changed dramatically as concerns related to subprime mortgages — mortgage loans made to higher-risk borrowers — and their potential impact on the broader financial sector, put investors on edge. Stocks and credit-sensitive sectors of the fixed-income market declined sharply, creating a decidedly unfavorable environment for the fund’s investment style. The “risk rally” that persisted in the high-yield bond market during the past two years, in which low-quality bonds traded at historically tight yield premiums to U.S. Treasuries, came to an abrupt end.

Fueled by a heavy stream of leveraged buyouts, high-yield bond issuance continued at a robust pace until early summer. At that point, leveraged issuers began to retreat en masse as the sharp repricing of risk that occurred in the credit markets created volatile and unfriendly conditions for borrowers. By the end of the period, the market environment showed signs of improvement, as volatility moderated and investors focused once again on corporate business fundamentals and continuing low default rates.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 8/31/07. See the previous page and pages 10–11 for additional fund performance information. Index descriptions can be found on page 13.

Strategy overview

Your fund invests mainly in a combination of convertible securities and high-yield corporate bonds. We rely on our in-depth analysis of individual securities to help us identify what we consider to be the most attractive opportunities. In the convertibles market, we prefer to invest in securities with relatively short maturities. If problems develop with a company’s capital structure —such as when a firm takes on too much debt when its business is slowing — then debt with shorter maturities, including convertibles, will often be retired first as the company restructures its balance sheet. Therefore, keeping the focus on shorter-maturity convertibles may provide the fund with an added layer of security.

The fund maintains a broadly diversified high-yield bond portfolio, seeking to invest in bonds from a variety of industry sectors and sub-sectors. We believe this is the best way to pursue consistent returns while managing risk effectively. We continued to favor the middle-quality tiers of the market while de-emphasizing the lowest-quality tiers. During the period, we added investments in floating-rate bank loans. Because the interest rates on these securities float, or move in tandem with a benchmark interest rate, they frequently provide a defensive cushion during periods when rates are rising. However, floating-rate securities fell victim to the extraordinary wave of selling that swept through the entire high-yield market during the summer months, and failed to provide the degree of volatility cushioning that they are normally expected to provide.

Your fund’s holdings

Among the fund’s convertible holdings, the top contributor to results during the period was a sizable position in Pinnacle Airlines, which is not represented in the fund’s primary benchmark. Pinnacle is a regional carrier that provides service primarily for Northwest Airlines. In December, Pinnacle renewed its contract with Northwest and negotiated terms that were better than many observers were expecting. The new contract effectively guaranteed that Pinnacle would continue to play a major role as a feeder airline for Northwest. As a result, the price of Pinnacle’s stock appreciated dramatically toward the end of 2006, driving up the price of the firm’s convertibles accordingly. Because the convertible had a high yield when initially purchased by the fund, the total return on the fund’s position — yield plus price appreciation — was outstanding. In many respects, the fund’s investment in Pinnacle provides an ideal example of what is possible when an equity-sensitive, high-yield convertible reflects developments that are highly favorable for its issuer’s business prospects. Given the strong advance in the convertible’s price, we took profits

Portfolio composition comparison*

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

* Excludes short-term investments held as collateral for loaned securities.

and closed out the position during the first half of the fiscal year.

Other notable contributors to performance during the period were the fund’s positions in wholesale food distributor Nash Finch Company; Vale Capital, Ltd., the financial holding company for Brazil-based Companhia Vale de Rio Doce, the world’s largest iron ore miner; and electric utility Entergy Corporation. Thanks to favorable earnings growth trends, the stock of Nash Finch rallied during most of the period, boosting the price of the firm’s convertible bonds. Believing that the firm’s securities had reached price levels that fully reflected the company’s near-term business prospects, we took profits and exited the investment before the period closed. Companhia Vale de Rio Doce, meanwhile, posted record earnings due to higher output and rising nickel prices. In addition, because of its strong cash flow, the company continued to reduce its net long-term debt, which helped to strengthen an already exceptional balance sheet. Lastly, Entergy enjoyed improved earnings thanks to higher nuclear and fossil fuel wholesale prices, and fewer plant outages.

The principal detractor from the fund’s convertible holdings was our position in E*Trade Financial. The firm’s stock declined sharply due to concerns about E*Trade’s mortgage business, which weighed on the company’s convertible securities. However, mortgage origination represents an extremely small portion of the firm’s revenues, and given E*Trade’s position as a leading discount broker, we believe the firm has sustainable franchise value and, for that reason, maintained the fund’s position.

On the high-yield bond side of the portfolio, the fund benefited from our exposure to the energy sector, where business fundamentals remained strong due to relatively high demand on a global basis. Positive fundamentals drove up the value of bonds issued by natural gas companies El Paso and Williams. El Paso owns North America’s largest natural gas pipeline system and is one of the biggest independent natural gas producers on the continent. Williams is also in the business of natural gas exploration, production, processing, and transportation. Natural gas demand from both electrical power-generation companies and individual consumers has continued to grow.

Investments in basic materials and metals companies also contributed to results. Strong earnings resulting primarily from rising copper prices supported the convertible preferred stock issued by Freeport-McMoRan, the world’s second-largest copper producer, while robust demand for steel, both domestically and internationally, helped bonds issued by Chaparral Steel. Chaparral’s

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 8/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Security Information	Sector

Convertible Securities

Northrop Grumman Corp. (2.4%)	Ser. B, $7.00 cum. cv. pfd.	Capital goods

Freeport-McMoRan Copper & Gold, Inc. (1.7%)	$6.75 cv. pfd.	Basic materials

Crown Castle International Corp. (1.5%)	$3.125 cum. cv. pfd.	Communications services

Ford Motor Co. Capital Trust II (1.4%)	$3.25 cum. cv. pfd.	Consumer cyclicals

FelCor Lodging Trust, Inc. (1.4%)	Ser. A, $0.488 cum. cv. pfd.	Financial

Corporate Bonds and Notes

NRG Energy, Inc. (0.4%)	Sr. notes 7.375%, 2016	Utilities and power

General Motors Corp. (0.4%)	Notes 7.2%, 2011	Consumer cyclicals

HCA, Inc. (0.4%)	144A sec. notes 9.25%, 2016	Health care

CCH I, LLC/Capital Corp. (0.3%)	Sec. notes 11%, 2015	Consumer staples

Echostar DBS Corp. (0.3%)	Sr. notes 6.375%, 2011	Consumer staples

securities received an additional boost late in the period when the company agreed to be acquired by Gerdau Ameristeel, the nation’s second-largest mini-mill operator.

Principal detractors among high-yield bond holdings included Wimar Opco, which is the holding company for Tropicana Entertainment. Results for the New Jersey-based casino and hotel operator suffered due to several factors, including the introduction of gaming in neighboring Pennsylvania, and delays in renovations to the firm’s key resort and casino property in Atlantic City.  As a group, gaming-related securities performed well, but the fund maintained a lower-than-benchmark weighting in the sector, which prevented it from capitalizing on the sector’s performance.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

In June 2007, Putnam Investments announced the launch of separate tender offers for shares of eight Putnam closed-end funds, including shares of Putnam High Income Securities Fund. As a result of the tender offer for shares of your fund, in July the fund repurchased approximately 10% of its outstanding common shares, the maximum number of shares covered by the offer. For additional information about share repurchases under the offer, see page 37 of this report.

In approving the tender offer program for the funds, the Trustees considered that tender offers would give shareholders an opportunity to sell at least some of their shares at a price close to NAV, and that the tender offer price of 98% of NAV would help offset the costs that shareholders who retain their shares would otherwise bear in connection with the tender offer.

Fund’s dividend increased

We are pleased to announce an increase in the fund’s dividend from $0.0443 per share to $0.0459 per share, which occurred in September 2006. This dividend increase was possible because we purchased a number of securities during the prior fiscal year as prices fell and yields, which move inversely to prices, rose. Many of the fund’s newer holdings pay higher yields.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the increased volatility we saw in the equity and bond markets during the final months of the period is likely to persist for a time as the subprime shakeout ripples through the economy and investors react and reassess their market forecasts accordingly. Such periods of uncertainty create challenges for high-yield investors, but challenges also bring opportunities. In fact, we believe the market sell-off that occurred toward the end of the period actually created an improved environment for making new investments at attractive prices. We have invested selectively among financial companies, which suffered some of the greatest price declines in the high-yield convertibles marketplace, by adding holdings from companies that we believe have sustainable franchise value. We are also currently looking for opportunities among housing-related securities. It is possible that the federal government could introduce one or more fiscal programs to assist homeowners who are at high risk of defaulting on their mortgages. If that occurs, stability in the financial markets would likely increase, and the overall housing sector would receive a much-needed boost.

While the summer sell-off also made many high-yield bonds available at attractive prices, it will take some time for the market to work off the supply overhang that was created by heavy leveraged buyout issuance. As with high-yield convertibles, we will look to add to the fund’s high-yield bond holdings selectively, while maintaining our risk management discipline.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/07

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.14%	9.21%

10 years	115.40	90.09
Annual average	7.98	6.63

5 years	99.16	85.29
Annual average	14.77	13.13

3 years	34.01	32.56
Annual average	10.25	9.85

1 year	10.62	11.64

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 8/31/07

			Lipper
	Merrill Lynch	JPMorgan	Convertible
	All-Convertibles	Developed	Securities Funds
	Speculative Quality	High Yield	(closed-end)
	Index	Index	category average‡

Annual average
Life of fund (since 7/9/87)	—*	—†	9.42%

10 years	119.59%	80.26%	87.84
Annual average	8.18	6.07	6.48

5 years	114.24	71.69	68.54
Annual average	16.46	11.42	10.86

3 years	35.23	22.96	33.23
Annual average	10.58	7.13	10.03

1 year	12.22	7.23	9.94

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92.

† The JPMorgan Developed High Yield Index began operations on 12/31/94.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/07, there were 10, 10, 6, 5, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/07

Distributions

Number	12

Income	$0.5508

Capital gains	—

Total	$0.5508

Share value:	NAV	Market price

8/31/06	$8.82	$7.87

8/31/07	9.15	8.24

Current dividend rate (end of period)[1]	6.02%	6.68%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/07

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.24%	9.32%

10 years	116.69	91.95
Annual average	8.04	6.74

5 years	109.16	98.23
Annual average	15.90	14.67

3 years	35.74	33.11
Annual average	10.72	10.00

1 year	12.25	12.20

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Fixed-Income High-Yield teams. David King and Robert Salvin are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2007, and August 31, 2006.

Trustee and Putnam employee fund ownership

As of August 31, 2007, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$778,000	$ 92,000,000

Putnam employees	$ 36,000	$751,000,000

Other Putnam funds managed by the Portfolio Leaders

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam New Value Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Member of Putnam Convertible Income-Growth Trust, Putnam High Yield Advantage Fund, and Putnam High Yield Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

Your fund’s Portfolio Leaders did not change during the year ended August 31, 2007.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007  automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by

Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 1st percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

10th	46th	17th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 10, 10 and 5 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Convertible Securities Funds (closed-end) category for the one-, five- and ten-year periods ended September 30, 2007 were 73%, 29% and 17%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 8 out of 10, 2 out of 6 and 1 out of 5, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2007

The fund’s portfolio 8/31/07

CORPORATE BONDS AND NOTES (39.1%)*

		Principal amount	Value

Basic Materials (3.6%)
Abitibi-Consolidated, Inc.
debs. 8.85s, 2030 (Canada)		$60,000	$45,600
AK Steel Corp. company
guaranty 7 3/4s, 2012		345,000	343,275
Aleris International, Inc. company
guaranty 10s, 2016		180,000	167,850
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡		160,000	152,400
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015
(Canada)		80,000	74,800
ARCO Chemical Co. debs.
10 1/4s, 2010		220,000	236,500
Builders FirstSource, Inc. company
guaranty FRN 9.808s, 2012		75,000	72,000
Century Aluminum Co. company
guaranty 7 1/2s, 2014		80,000	79,200
Chaparral Steel Co. company
guaranty 10s, 2013		460,000	522,100
Clondalkin Acquisition BV 144A
sec. FRN 7.359s, 2013
(Netherlands)		75,000	70,125
Clondalkin Industries BV 144A
sr. notes 8s, 2014
(Netherlands)	EUR	170,000	226,612
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017		$450,000	481,500
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. FRN
8.564s, 2015		80,000	82,400
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		225,000	238,500
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		150,000	159,000
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		210,000	221,025
Hercules, Inc. company
guaranty 6 3/4s, 2029		205,000	199,363
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		250,000	270,000
Huntsman, LLC company
guaranty 11 5/8s, 2010		2,000	2,120
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		119,000	116,323
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016		95,000	106,400
Lyondell Chemical Co. company
guaranty 8s, 2014		155,000	168,563
MacDermid, Inc. 144A
sr. sub. notes 9 1/2s, 2017		255,000	237,150
Metals USA, Inc. sec.
notes 11 1/8s, 2015		340,000	362,100
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		320,000	304,800

CORPORATE BONDS AND NOTES (39.1%)* continued

		Principal amount	Value

Basic Materials continued
NewPage Corp. company
guaranty 10s, 2012		$105,000	$108,675
NewPage Holding Corp.
sr. notes FRN 12.36s, 2013 ‡‡		31,294	30,981
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s,
2011 (Canada)		110,000	96,800
Novelis, Inc. company
guaranty 7 1/4s, 2015		155,000	150,350
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	245,000	326,588
Smurfit-Stone Container
Enterprises, Inc. sr. unsec.
8s, 2017		$140,000	133,525
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015		295,000	283,938
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		135,000	126,900
Tube City IMS Corp. company
guaranty 9 3/4s, 2015		160,000	156,800
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012		18,000	18,810
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. A, 5s, 2011 ‡‡		21,458	16,630
Wheeling-Pittsburgh Steel Corp.
sr. notes Ser. B, 6s, 2010 ‡‡		13,680	10,602
			6,400,305

Capital Goods (4.0%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		250,000	245,000
Allied Waste North America, Inc.
company guaranty 6 7/8s, 2017		295,000	286,150
Allied Waste North America, Inc.
sec. notes Ser. B, 5 3/4s, 2011		30,000	29,175
American Railcar Industries, Inc.
sr. unsec. 7 1/2s, 2014		370,000	358,900
Baldor Electric Co. company
guaranty 8 5/8s, 2017		260,000	268,450
Berry Plastics Holding Corp. sec.
notes 8 7/8s, 2014		240,000	239,400
Blount, Inc.
sr. sub. notes 8 7/8s, 2012		155,000	155,000
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada)		150,000	154,875
Bombardier, Inc. 144A sr. unsec.
FRN 7.631s, 2013 (Canada)	EUR	115,000	159,484
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		$310,000	311,550
General Cable Corp. company
guaranty 7 1/8s, 2017		140,000	135,800
General Cable Corp. company
guaranty FRN 7.735s, 2015		55,000	53,350
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		325,000	318,500

CORPORATE BONDS AND NOTES (39.1%)* continued

		Principal amount	Value

Capital Goods continued
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 7/8s, 2015 ‡‡		$200,000	$195,000
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 1/2s, 2015		170,000	169,150
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. sub. notes 9 3/4s, 2017		30,000	29,700
Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		350,000	340,375
L-3 Communications Corp. company
guaranty 7 5/8s, 2012		100,000	101,750
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		110,000	106,425
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		215,000	208,013
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		50,000	47,375
Legrand SA debs. 8 1/2s,
2025 (France)		425,000	488,750
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013		200,000	194,500
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		325,000	312,813
Owens-Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	230,000	301,423
Owens-Illinois, Inc. debs.
7 1/2s, 2010		$55,000	54,725
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		355,000	358,550
TD Funding Corp. company
guaranty 7 3/4s, 2014		335,000	336,675
Tekni-Plex, Inc. secd.
notes 10 7/8s, 2012		320,000	345,600
Terex Corp. company
guaranty 7 3/8s, 2014		215,000	215,000
Titan International, Inc. company
guaranty 8s, 2012		395,000	389,312
WCA Waste Corp. company
guaranty 9 1/4s, 2014		190,000	190,950
			7,101,720

Communication Services (3.4%)
American Cellular Corp. company
guaranty 9 1/2s, 2009		45,000	45,956
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		90,000	94,275
Centennial Cellular
Operating Co., LLC sr. unsec
8 1/8s, 2014		50,000	49,375
Centennial Communications Corp.
sr. notes 10s, 2013		145,000	151,525
Centennial Communications Corp.
sr. notes FRN 11.11s, 2013		40,000	41,000

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Communication Services continued
Citizens Communications Co.
notes 9 1/4s, 2011	$160,000	$171,600
Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	335,000	328,300
Digicel Group, Ltd. 144A
sr. notes 8 7/8s, 2015 (Bermuda)	160,000	146,208
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)	165,000	167,888
Dobson Cellular Systems sec.
notes 9 7/8s, 2012	160,000	172,000
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	240,000	227,400
Intelsat Bermuda, Ltd. company
guaranty FRN 8.886s,
2015 (Bermuda)	70,000	70,525
Intelsat Bermuda, Ltd. sr. unsec.
11 1/4s, 2016 (Bermuda)	430,000	450,425
Intelsat Intermediate Holding Co.,
Ltd. company
guaranty stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) ††	70,000	56,700
Intelsat Subsidiary Holding Co.,
Ltd. sr. notes 8 1/2s,
2013 (Bermuda)	40,000	40,200
iPCS, Inc. 144A sec. FRN
7.481s, 2013	75,000	72,375
Level 3 Financing, Inc. company
guaranty 12 1/4s, 2013	100,000	109,000
Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	200,000	192,500
Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	115,000	108,100
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	320,000	315,200
MetroPCS Wireless, Inc. 144A
sr. notes 9 1/4s, 2014	50,000	49,250
PAETEC Holding Corp. 144A
sr. notes 9 1/2s, 2015	190,000	181,450
PanAmSat Corp. company
guaranty 9s, 2014	245,000	249,288
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	450,000	442,125
Qwest Corp. debs. 7 1/4s, 2025	65,000	62,888
Qwest Corp. notes 8 7/8s, 2012	315,000	340,988
Qwest Corp. sr. unsec.
notes 7 1/2s, 2014	90,000	92,250
Rural Cellular Corp.
sr. notes 9 7/8s, 2010	150,000	155,250
Rural Cellular Corp. sr. sub. FRN
11.106s, 2012	50,000	51,500
Rural Cellular Corp. 144A
sr. sub. notes FRN 8.621s, 2013	105,000	107,100
Syniverse Technologies, Inc.
sr. sub. notes Ser. B,
7 3/4s, 2013	345,000	319,125

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Communication Services continued
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	$285,000	$294,975
West Corp. company
guaranty 9 1/2s, 2014	95,000	95,475
Windstream Corp. company
guaranty 8 5/8s, 2016	295,000	308,275
Windstream Corp. company
guaranty 8 1/8s, 2013	155,000	160,038
		5,920,529

Consumer Cyclicals (7.1%)
American Media, Inc. company
guaranty 8 7/8s, 2011	75,000	66,000
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	260,000	228,800
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014	105,000	100,275
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	300,000	304,500
Autonation, Inc. company
guaranty 7s, 2014	40,000	37,650
Autonation, Inc. company
guaranty FRN 7.36s, 2013	60,000	56,400
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	25,000	24,844
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	210,000	197,400
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	290,000	274,050
Dex Media, Inc. disc.
notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	100,000	92,250
Dex Media, Inc. notes 8s, 2013	55,000	54,588
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	100,000	104,750
Ford Motor Co. notes 7.45s, 2031	350,000	262,500
Ford Motor Credit Corp.
notes 7 7/8s, 2010	545,000	511,642
Ford Motor Credit Corp.
notes 7 3/8s, 2009	105,000	99,358
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	550,000	541,868
Ford Motor Credit Corp. sr. unsec.
9 3/4s, 2010	179,000	177,270
General Motors Corp. debs.
9.4s, 2021	45,000	40,388
General Motors Corp. notes
7.2s, 2011	770,000	681,450
Goodman Global Holding Co., Inc.
sr. notes FRN Ser. B, 8.36s, 2012	315,000	308,700
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	270,000	279,450
Hanesbrands, Inc. company
guaranty FRN Ser. B, 8.784s, 2014	340,000	339,575
Harry & David Holdings, Inc.
company guaranty 9s, 2013	115,000	109,250
Harry & David Holdings, Inc.
company guaranty FRN 10.621s, 2012	40,000	39,000

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Host Marriott LP sr. notes 7 1/8s,
2013 (R)	$120,000	$119,400
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	215,000	208,013
iPayment, Inc. company
guaranty 9 3/4s, 2014	75,000	70,313
Jostens IH Corp. company
guaranty 7 5/8s, 2012	415,000	416,038
K. Hovnanian Enterprises, Inc.
company guaranty 8 7/8s, 2012	50,000	40,000
Lamar Media Corp. company
guaranty 7 1/4s, 2013	130,000	129,350
Lamar Media Corp. company
guaranty Ser. B, 6 5/8s, 2015	80,000	76,400
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	303,000	313,605
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	145,000	145,725
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	175,000	138,250
Meritage Homes Corp. sr. notes
7s, 2014	35,000	28,525
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	95,000	98,563
MGM Mirage, Inc. company
guaranty 6s, 2009	280,000	277,550
MGM Mirage, Inc. sr. notes
6 3/4s, 2012	2,000	1,940
Michaels Stores, Inc. 144A
sr. sub. notes 11 3/8s, 2016	315,000	306,338
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	450,000	474,750
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	225,000	140,625
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	100,000	100,250
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	245,000	246,225
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	200,000	184,000
R.H. Donnelley Corp. sr. disc.
notes Ser. A-1, 6 7/8s, 2013	20,000	18,850
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	145,000	136,663
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	85,000	80,113
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016	80,000	82,000
Reader’s Digest Association, Inc.
(The) 144A sr. sub. notes 9s, 2017	355,000	305,300
Scientific Games Corp. company
guaranty 6 1/4s, 2012	175,000	166,688
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	105,000	102,638
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	55,000	49,500
Station Casinos, Inc.
sr. notes 6s, 2012	259,000	240,223

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	$150,000	$148,500
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	180,000	192,150
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013	310,000	304,188
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	185,000	160,025
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	464,000	378,160
UCI Holdco, Inc. 144A
sr. notes FRN 12.36s, 2013 ‡‡	212,196	205,830
United Components, Inc.
sr. sub. notes 9 3/8s, 2013	55,000	55,000
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	446,000	392,480
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	70,000	51,100
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	525,000	388,500
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	365,000	353,138
Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	320,000	300,800
		12,559,664

Consumer Staples (6.2%)
Adelphia Communications Corp.
escrow zero %, 2008	235,000	42,300
Adelphia Communications Corp.
escrow bonds zero %, 2010	20,000	3,600
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	135,000	135,000
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	335,000	335,000
Affinity Group, Inc.
sr. sub. notes 9s, 2012	360,000	374,400
AMC Entertainment, Inc. company
guaranty 11s, 2016	217,000	225,680
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014	285,000	270,750
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	150,000	145,500
Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014	100,000	97,500
Buffets, Inc. company
guaranty 12 1/2s, 2014	390,000	300,300
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	100,000	95,750
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	617,000	604,660
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	505,000	506,263
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	280,000	282,800

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Consumer Staples continued
Chiquita Brands
International, Inc.
sr. notes 8 7/8s, 2015	$30,000	$25,800
Chiquita Brands
International, Inc.
sr. notes 7 1/2s, 2014	380,000	311,600
Church & Dwight Co., Inc. company
guaranty 6s, 2012	130,000	121,225
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	165,000	152,625
CSC Holdings, Inc. debs. Ser. B,
8 1/8s, 2009	3,000	3,023
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	205,000	193,725
CSC Holdings, Inc.
sr. notes Ser. B, 7 5/8s, 2011	175,000	172,375
Dean Foods Co. company
guaranty 7s, 2016	125,000	115,000
Del Monte Corp. company
guaranty 6 3/4s, 2015	105,000	99,750
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	270,000	272,700
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	330,000	308,550
Echostar DBS Corp. company
guaranty 7s, 2013	155,000	153,063
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	30,000	29,025
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	570,000	560,025
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	155,000	150,350
Hertz Corp. company
guaranty 8 7/8s, 2014	185,000	191,475
Idearc, Inc. company guaranty 8s, 2016	535,000	528,313
Ion Media Networks, Inc. 144A
sr. sec. notes 11.61s, 2013	95,000	95,000
Ion Media Networks, Inc. 144A
sr. sec. notes 8.61s, 2012	120,000	118,350
Jarden Corp. company
guaranty 7 1/2s, 2017	155,000	144,925
Marquee Holdings, Inc. sr. disc.
notes 12s, 2014	185,000	155,400
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	200,000	205,000
Nielsen Finance LLC/Nielsen
Finance Co. 144A sr. disc.
notes stepped-coupon zero %
(12 1/2s, 8/2/11), 2016 ††	310,000	208,475
Pilgrim’s Pride Corp. sr. unsec.
7 5/8s, 2015	55,000	54,725
Pinnacle Foods Finance LLC 144A
sr. sub. notes 10 5/8s, 2017	100,000	91,000
Playtex Products, Inc. company
guaranty 8s, 2011	290,000	299,425

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Consumer Staples continued
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	$387,000	$384,098
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	205,000	209,869
Rainbow National Services, LLC
144A sr. sub. debs. 10 3/8s, 2014	49,000	53,349
Rental Services Corp. company
guaranty 9 1/2s, 2014	310,000	303,413
Rite Aid Corp. company
guaranty 9 3/8s, 2015	180,000	163,800
Rite Aid Corp. company
guaranty 7 1/2s, 2015	105,000	98,175
Rite Aid Corp. secd. notes 7 1/2s, 2017	65,000	60,450
Sirius Satellite Radio, Inc.
sr. unsecd. notes 9 5/8s, 2013	180,000	170,100
Spectrum Brands, Inc. company
guaranty 11 1/4s, 2013 ‡‡	150,000	127,500
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	270,000	198,450
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	390,000	397,800
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	290,000	287,825
Universal City Florida Holding Co.
sr. notes FRN 10.106s, 2010	107,000	108,070
Univision Communications, Inc.
144A sr. notes 9 3/4s, 2015 ‡‡	120,000	114,300
		10,857,626

Energy (4.2%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	445,000	421,081
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017	380,000	342,000
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014 (Canada)	240,000	223,200
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015	60,000	60,825
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	190,000	193,325
Chesapeake Energy Corp.
sr. notes 7s, 2014	250,000	248,750
Complete Production Services, Inc.
company guaranty 8s, 2016	180,000	173,250
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	395,000	375,250
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	120,000	111,600
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	345,000	343,275
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	27,000	26,325
Encore Acquisition Co.
sr. sub. notes 6 1/4s, 2014	60,000	54,750
Encore Acquisition Co.
sr. sub. notes 6s, 2015	213,000	187,440
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	140,000	141,050

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value
Energy continued
Forest Oil Corp. sr. notes 8s, 2011	$135,000	$137,700
Hanover Equipment Trust sec.
notes Ser. B, 8 3/4s, 2011	40,000	41,100
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	365,000	354,963
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. notes 9s, 2016	320,000	324,000
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	485,000	463,175
Massey Energy Co.
sr. notes 6 5/8s, 2010	330,000	324,225
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	210,000	201,863
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	95,000	97,553
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	95,000	95,713
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	180,000	166,950
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	155,000	161,588
Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	160,000	152,000
Plains Exploration &
Production Co. company
guaranty 7s, 2017	290,000	263,900
Pogo Producing Co.
sr. sub. notes 7 7/8s, 2013	95,000	95,713
Pogo Producing Co.
sr. sub. notes 6 7/8s, 2017	185,000	186,388
Pride International, Inc.
sr. notes 7 3/8s, 2014	305,000	308,050
Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	100,000	97,250
Stallion Oilfield
Services/Stallion Oilfield
Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015	345,000	332,925
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	410,000	393,600
Whiting Petroleum Corp. company
guaranty 7s, 2014	365,000	344,013
		7,444,790

Financial (1.8%)
E*Trade Financial Corp. sr. unsec.
notes 8s, 2011	230,000	219,650
Finova Group, Inc. notes 7 1/2s, 2009	201,597	41,327
General Motors Acceptance Corp.
notes 7 3/4s, 2010	555,000	528,251
General Motors Acceptance Corp.
notes 7s, 2012	75,000	65,450
General Motors Acceptance Corp.
notes 6 7/8s, 2012	520,000	459,371
General Motors Acceptance Corp.
notes 6 3/4s, 2014	450,000	381,900

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Financial continued
General Motors Acceptance Corp.
notes 5 1/8s, 2008	$45,000	$43,847
General Motors Acceptance Corp.
notes FRN 7.821s, 2014	120,000	101,406
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	270,000	256,486
GMAC LLC unsub. notes 6 5/8s, 2012	140,000	120,840
HUB International Holdings, Inc.
144A sr. notes 9s, 2014	165,000	155,100
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015	180,000	163,800
Leucadia National Corp. 144A
sr. notes 7 1/8s, 2017	140,000	132,300
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	80,000	74,400
Realogy Corp. 144A
sr. notes 10 1/2s, 2014 (R)	375,000	315,938
USI Holdings Corp. 144A
sr. notes FRN 9.433s, 2014	35,000	32,550
		3,092,616

Health Care (3.5%)
Accellent, Inc. company
guaranty 10 1/2s, 2013	320,000	296,000
AMR Holding Co., Inc./EmCare
Holding Co., Inc.
sr. sub. notes 10s, 2015	320,000	339,200
Community Health Systems, Inc.
144A sr. notes 8 7/8s, 2015	440,000	439,450
DaVita, Inc. company
guaranty 6 5/8s, 2013	285,000	275,738
HCA, Inc. notes 6 3/8s, 2015	65,000	52,975
HCA, Inc. sr. notes 6.95s, 2012	70,000	63,350
HCA, Inc. 144A sec. notes 9 1/4s, 2016	600,000	616,500
HCA, Inc. 144A sec.
sr. notes 9 5/8s, 2016 ‡‡	285,000	294,619
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	360,000	314,616
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	355,000	346,125
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	40,000	36,900
Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	375,000	367,500
Select Medical Corp. company
guaranty 7 5/8s, 2015	395,000	342,663
Service Corporation International
sr. notes 7s, 2017	65,000	61,425
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	340,000	325,550
Sun Healthcare Group, Inc. 144A sr.
sub. notes 9 1/8s, 2015	330,000	330,000
Surgical Care Affiliates, Inc.
144A sr. notes 8 7/8s, 2015 ‡‡	220,000	203,500
Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	55,000	50,875
Tenet Healthcare Corp.
notes 7 3/8s, 2013	275,000	228,250

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Health Care continued
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	$210,000	$185,850
US Oncology Holdings, Inc. 144A
sr. unsec. notes FRN 9.797s, 2012 ‡‡	90,000	83,250
US Oncology, Inc. company
guaranty 9s, 2012	250,000	250,000
Vanguard Health Holding Co. II,
LLC sr. sub. notes 9s, 2014	325,000	303,875
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	65,000	69,713
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	75,000	74,813
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	50,000	48,625
Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 (R)	80,000	77,000
		6,078,362

Technology (3.1%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	345,000	305,325
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	303,000	265,125
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	364,000	337,610
Avago Technologies Finance company
guaranty 11 7/8s, 2015 (Singapore)	115,000	124,775
Avago Technologies Finance company
guaranty 10 1/8s, 2013 (Singapore)	120,000	125,400
Celestica, Inc.
sr. sub. notes 7 7/8s, 2011 (Canada)	85,000	80,750
Celestica, Inc.
sr. sub. notes 7 5/8s, 2013 (Canada)	280,000	256,200
CHR Intermediate Holding Corp.
144A sr. notes 12.61s, 2013 ‡‡	95,000	94,644
Compucom Systems, Inc. 144A
sr. notes 12s, 2014	165,000	196,350
Freescale Semiconductor, Inc.
sr. sec. notes 10 1/8s, 2016 (S)	335,000	291,450
Freescale Semiconductor, Inc.
sr. unsec. 9 1/8s, 2014 ‡‡	220,000	196,900
Freescale Semiconductor, Inc.
sr. unsec. 8 7/8s, 2014	390,000	359,775
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	70,000	70,875
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	270,000	271,350
Lucent Technologies, Inc.
debs. 6.45s, 2029	355,000	298,200
Lucent Technologies, Inc.
notes 5 1/2s, 2008	50,000	49,563
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	90,000	67,500
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	165,000	171,188
Nortel Networks, Ltd. 144A company
guaranty FRN 9.61s, 2011 (Canada)	180,000	180,450

CORPORATE BONDS AND NOTES (39.1%)* continued

Principal amount		Value

Technology continued
NXP BV/NXP Funding, LLC sec. FRN
8.11s, 2013 (Netherlands)	$170,000	$154,063
NXP BV/NXP Funding, LLC sec.
notes 7 7/8s, 2014 (Netherlands)	275,000	248,188
Open Solutions, Inc. 144A
sr. sub. notes 9 3/4s, 2015	330,000	313,500
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	178,000	183,340
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	506,000	522,445
Travelport LLC company
guaranty 11 7/8s, 2016	65,000	67,113
Travelport LLC company
guaranty 9 7/8s, 2014	100,000	100,750
Xerox Capital Trust I company
guaranty 8s, 2027	100,000	99,250
		5,432,079

Utilities & Power (2.2%)
AES Corp. (The) sr. notes 8 7/8s, 2011	22,000	22,715
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	240,000	250,200
CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	74,519
CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	41,650
Colorado Interstate Gas Co.
debs. 6.85s, 2037	95,000	93,341
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	30,000	29,390
Dynegy-Roseton Danskamme company
guaranty Ser. A, 7.27s, 2010	90,000	90,000
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	125,000	123,750
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	75,000	75,563
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	90,000	90,675
Edison Mission Energy 144A
sr. notes 7.2s, 2019	155,000	146,475
Edison Mission Energy 144A
sr. notes 7s, 2017	110,000	103,950
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	40,000	46,463
Ferrellgas LP/Finance
sr. notes 8 3/4s, 2012	280,000	285,600
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	155,000	147,250
Mirant Americas Generation, Inc.
sr. notes 8.3s, 2011	170,000	167,875
Mirant North America, LLC company
guaranty 7 3/8s, 2013	235,000	233,825
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	100,000	98,750
NRG Energy, Inc. sr. notes 7 3/8s, 2016	730,000	720,875
Orion Power Holdings, Inc.
sr. notes 12s, 2010	125,000	136,250
SEMCO Energy, Inc.
sr. notes 7 3/4s, 2013	110,000	111,520

CORPORATE BONDS AND NOTES (39.1%)* continued

	Principal amount	Value

Utilities & Power continued
SEMCO Energy, Inc. 144A
sr. notes 7 3/4s, 2013	$145,000	$145,181
Sierra Pacific Power Co. general
ref. mtge. 6 1/4s, 2012	35,000	35,826
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	165,000	174,608
Teco Energy, Inc. notes 7.2s, 2011	35,000	36,111
Teco Energy, Inc. notes 7s, 2012	60,000	61,529
Teco Energy, Inc.
sr. notes 6 3/4s, 2015	10,000	10,117
Tennessee Gas Pipeline Co.
debs. 7s, 2028	15,000	15,099
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	40,000	43,131
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026	150,000	156,750
Utilicorp United, Inc.
sr. notes 9.95s, 2011	5,000	5,399
Williams Cos., Inc. (The)
notes 8 1/8s, 2012	35,000	37,538
Williams Partners LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017	75,000	74,250
		3,886,175

Total corporate bonds and notes (cost $71,166,021)		$68,773,866

CONVERTIBLE PREFERRED STOCKS (37.1%)*

	Shares	Value

Basic Materials (4.4%)
Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	22,687	$2,994,684
Huntsman Corp. $2.50 cv. pfd.	17,600	860,200
Smurfit-Stone Container Corp.
Ser. A, $1.75 cum. cv. pfd.	101,668	2,096,903
Vale Capital, Ltd. Ser. RIO,
$2.75 cv. pfd. (Cayman Islands)	28,200	1,459,350
Vale Capital, Ltd. Ser. RIO P,
$2.75 cv. pfd. (Cayman Islands)	7,890	409,294
		7,820,431

Capital Goods (4.2%)
Allied Waste Industries Ser. D,
6.25% cv. pfd.	2,960	983,090
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	29,565	4,294,316
Owens-Illinois, Inc.
$2.375 cv. pfd.	49,970	2,198,680
		7,476,086

Communication Services (2.3%)
Cincinnati Bell, Inc. Ser. B,
$3.378 cum. cv. pfd. (S) (Brazil)	35,300	1,553,200
Crown Castle International Corp.
$3.125 cum. cv. pfd.	46,095	2,581,286
		4,134,486

CONVERTIBLE PREFERRED STOCKS (37.1%)* continued

	Shares	Value

Consumer Cyclicals (4.9%)
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	33,200	$1,394,400
Ford Motor Co. Capital Trust II
$3.25 cum. cv. pfd.	70,000	2,502,500
Retail Ventures, Inc.
$3.312 cv. pfd.	20,201	1,181,759
Six Flags, Inc. $1.813
cum. cv. pfd.	63,200	1,216,600
Stanley Works (The) FRN 6.975%
units cv. pfd.	2,192,000	2,293,972
		8,589,231

Consumer Staples (3.0%)
Bunge, Ltd. 4.875% cv. pfd.	10,775	1,284,919
Newell Financial Trust I $2.625
cum. cv. pfd.	35,400	1,628,400
Rite Aid Corp. $1.375 cum. cv. pfd.	36,400	971,152
Universal Corp. 6.75% cv. pfd.	1,070	1,311,553
		5,196,024

Energy (2.2%)
Chesapeake Energy Corp.
6.25% cv. pfd.	8,620	2,269,215
Edge Petroleum Ser. A, $2.875
cum. cv. pfd	32,650	1,632,500
		3,901,715

Financial (9.9%)
Affiliated Managers Group, Inc.
144A $2.55 cv. pfd.	21,500	1,190,563
Alleghany Corp. 5.75% cv. pfd.	3,800	1,433,075
Aspen Insurance Holdings, Ltd.
Ser. AHL, $2.813 cv. pfd. (Bermuda)	20,000	1,045,000
E*Trade Financial Corp. $1.531
cum. cv. pfd.	55,500	1,158,563
Entertainment Properties Trust
Ser. C, $1.437 cum. cv. pfd. (R)	74,930	1,545,431
Fannie Mae Ser. 04-1,
5.375% cv. pfd.	20	1,986,195
FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. (R)	99,200	2,467,600
Nationwide Health Properties, Inc.
$7.75 cv. pfd.	16,100	2,055,004
Platinum Underwriters Holdings,
Ltd. Ser. A, 6.00% cv. pfd. (Bermuda)	34,500	1,112,625
Sovereign Capital Trust IV
$2.188 cv. pfd.	46,000	1,983,750
Washington Mutual Capital Trust I
$2.688 cum. cv. pfd.	29,200	1,412,404
		17,390,210

Technology (1.2%)
Lucent Technologies Capital Trust
I 7.75% cum. cv. pfd.	2,100	2,052,750

Utilities & Power (5.0%)
AES Trust III $3.375 cv. pfd.	33,400	1,599,025
El Paso Corp. 144A 4.99% cv. pfd.	1,300	1,771,088

CONVERTIBLE PREFERRED STOCKS (37.1%)* continued

	Shares	Value

Utilities & Power continued
El Paso Energy Capital Trust I
$2.375 cv. pfd.	38,950	$1,499,575
Entergy Corp. $3.813 cv. pfd.	33,100	2,101,850
NRG Energy, Inc. 5.75% cv. pfd.	5,200	1,753,700
		8,725,238

Total convertible preferred stocks (cost $61,112,848)		$65,286,171

CONVERTIBLE BONDS AND NOTES (17.8%)*

Principal amount		Value

Capital Goods (0.4%)
Alliant Techsystems, Inc. cv. sr. sub.
notes 2 3/4s, 2024	$115,000	$159,275
DRS Technologies, Inc.
144A cv. unsec. notes 2s, 2026	365,000	377,319
Trinity Industries, Inc. cv. sub. notes
3 7/8s, 2036	155,000	157,325
		693,919

Consumer Cyclicals (2.8%)
Fleetwood Enterprises, Inc. cv. sr. sub.
notes 5s, 2023	1,700,000	1,710,625
Pier 1 Imports, Inc.
144A cv. sr. unsub. notes stepped-coupon
6 3/8s (6 1/8s, 2/15/11) 2036 ††	1,541,000	1,286,735
Rewards Network, Inc. cv. sub. debs.
3 1/4s, 2023	1,300,000	1,196,000
WCI Communities, Inc. cv. sr. sub. notes
4s, 2023	900,000	775,125
		4,968,485

Consumer Staples (1.3%)
Sinclair Broadcast
Group, Inc. cv. bonds 6s, 2012	2,055,000	1,941,975
Sinclair Broadcast
Group, Inc. cv. sr. sub. notes stepped-coupon
4 7/8s (2s, 1/15/11) 2018 ††	420,000	389,550
		2,331,525

Energy (1.6%)
International Coal Group, Inc.
144A cv. company guaranty 9s, 2012	1,930,000	1,955,090
McMoran Exploration Co. cv. sr.
notes 6s, 2008	690,000	789,188
		2,744,278

Financial (1.7%)
Countrywide Financial Corp.
144A cv. sr. notes FRN 1.86s, 2037	1,100,000	993,740
KKR Financial Holdings, LLC
144A cv. sr. unsec. notes 7s, 2012	507,000	428,063
Sunstone Hotel Partnership, LLC
144A cv. company guaranty
4.6s, 2027 (R)	1,600,000	1,529,229
		2,951,032

CONVERTIBLE BONDS AND NOTES (17.8%)* continued

	Principal amount	Value

Health Care (2.6%)
CV Therapeutics, Inc. cv. sub. notes
3 1/4s, 2013	$1,950,000	$1,603,875
EPIX Medical, Inc. cv. sr. notes
3s, 2024	1,470,000	1,146,600
Omnicare, Inc. cv. debs. Ser. OCR,
3 1/4s, 2035	2,263,000	1,773,626
		4,524,101

Technology (5.8%)
Acquicor Technology, Inc.
144A cv. notes 8s, 2011	532,000	426,930
Agere Systems, Inc. cv. sub. notes
6 1/2s, 2009	980,000	980,000
Cray, Inc. cv. sr. sub. notes 3s, 2024	1,300,000	1,126,125
Credence Systems Corp. cv. sub.
notes 1 1/2s, 2008	1,500,000	1,440,000
Fairchild Semiconductor
International, Inc. cv. company
guaranty 5s, 2008	980,000	965,300
LSI Logic Corp. cv. sub. notes 4s, 2010	1,212,000	1,162,005
Mentor Graphics Corp. cv. sub. notes
FRN 7.01s, 2023	1,700,000	1,731,450
Safeguard Scientifics, Inc. cv. sr. notes
2 5/8s, 2024	200,000	158,750
Safeguard Scientifics, Inc.
144A cv. sr. notes 2 5/8s, 2024	2,800,000	2,222,500
		10,213,060

Transportation (1.6%)
ExpressJet Holdings, Inc. cv. company
guaranty 4 1/4s, 2023	1,200,000	1,156,500
JetBlue Airways Corp. cv. sr. bonds
3 1/2s, 2033	1,750,000	1,677,813
		2,834,313

Total convertible bonds and notes (cost $31,337,109)		$31,260,713

UNITS (1.4%)*

	Units	Value

Elf Special Financing, Ltd.
144A cv. units FRN Ser. B, 5.71s,
2009 (Cayman Islands)	10	$1,133,000
Hercules, Inc. cv. units 6.50%, 2009	1,540	1,339,800

Total units (cost $2,232,591)		$2,472,800

COMMON STOCKS (0.5%)*

	Shares	Value

Adelphia Recovery Trust
(Ser. ACC-1) †	248,982	$19,919
Bohai Bay Litigation, LLC (Units) (F)	406	5,747
Cinemark Holdings, Inc.	7,000	125,860
Complete Production Services, Inc. †	5,300	117,660
Contifinancial Corp. Liquidating
Trust Units (F)	585,159	59

COMMON STOCKS (0.5%)* continued

			Shares	Value

Jarden Corp. †			3,570	$117,060
Pinnacle Entertainment , Inc. †			4,700	130,754
Samsonite Corp.			109,734	153,628
Williams Cos., Inc. (The)			6,420	199,020
XCL Warranty Escrow (F)			406	57,972

Total common stocks (cost $1,264,513)				$927,679

SENIOR LOANS (0.3%)* (c)

		Principal amount		Value

GateHouse Media, Inc. bank term
loan FRN 7.36s, 2014			$33,967	$30,740
GateHouse Media, Inc. bank term
loan FRN Ser. B 7.61s, 2014			91,033	82,385
Sandridge Energy bank term loan
FRN 8.985s, 2014			75,000	74,063
Sandridge Energy bank term loan
FRN 8 5/8s, 2015			315,000	307,913

Total senior loans (cost $505,000)				$495,101

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* (cost $131,260)

		Principal amount		Value

Argentina (Republic of ) FRB
5.389s, 2012			$140,625	$123,775

WARRANTS (—%)* †

Expiration date Strike Price Warrants				Value

Dayton Superior
Corp. 144A (F)	6/15/09	$0.01	270	$2,548
MDP Acquisitions
PLC 144A (Ireland)	10/1/13	EUR 0.001	119	3,332

Total warrants (cost $9,603)				$5,880

SHORT-TERM INVESTMENTS (4.0%)*

		Principal amount/shares		Value

Putnam Prime Money Market Fund (e)			6,243,106	$6,243,106
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.00%
to 5.88% and due dates ranging
from September 4, 2007 to
October 16, 2007 (d)			$761,773	760,010

Total short-term investments (cost $7,003,116)				$7,003,116

TOTAL INVESTMENTS

Total investments (cost $174,762,061)				$176,349,101

* Percentages indicated are based on net assets of $175,988,773.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

 (F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at August 31, 2007.

At August 31, 2007, liquid assets totaling $3,637,439 have been designated as collateral for open forward commitments, swap contracts, and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2007. The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/07 (aggregate face value $669,368)

			Aggregate	Delivery	Unrealized
		Value	face value	date	depreciation

Euro		$667,305	$669,368	12/19/07	$(2,063)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/07 (aggregate face value $1,693,638)

			Aggregate	Delivery	Unrealized
		Value	face value	date	depreciation

Euro		$1,704,618	$1,693,638	9/19/07	$(10,980)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	(paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Nalco, Co. 7.75%,11/15/11	$ —	$ 45,000	9/20/12	350 bp	$ (103)

Citibank, N.A.
Freescale Semiconductor,
8 7/8%, 12/15/14	—	120,000	9/20/12	495 bp	(1,888)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	60,000	6/20/09	(165 bp)	(2,578)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	80,000	6/20/17	297 bp	(6,599)

Nalco, Co. 7.75%, 11/15/11	—	45,000	9/20/12	320bp	(655)

Goldman Sachs International
Any one of the underlying securities
in the basket of BB CMBS securities (F)	—	108,000	(a)	2.461%	5,834

General Motors Corp.,
7 1/8%, 7/15/13	—	175,000	9/20/08	620 bp	2,825

General Motors Corp.,
7 1/8%, 7/15/13	—	175,000	9/20/07	(427.5 bp)	(1,522)

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/08	620 bp	565

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/07	(425 bp)	(302)

Nalco, Co. 7.75%, 11/15/11	—	45,000	9/20/12	370 bp	262

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	(paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
General Motors Corp.,
7 1/8%, 7/15/13	$ —	$ 30,000	9/20/07	(350 bp)	$ (201)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	55

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 8 Index	(2,550)	340,000	6/20/12	(275 bp)	12,565

DJ CDX NA HY Series 8
Index 35-60% tranche	—	1,270,000	6/20/12	340 bp	88,844

Nalco, Co. 7.75%, 11/15/11	—	45,000	9/20/12	340 bp	(288)

Solectron Global
Finance Ltd, 8%, 3/15/16	—	35,000	3/20/12	390 bp	3,668

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	100,000	9/20/12	395 bp	2,125

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	120,000	9/20/07	(335 bp)	(755)

General Motors Corp.,
7 1/8%, 7/15/13	—	120,000	9/20/08	500 bp	221

Nalco, Co. 7.75%, 11/15/11	—	45,000	9/20/12	340 bp	(443)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	80,000	6/20/17	295 bp	(6,705)

Morgan Stanley Capital Services, Inc.
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	80,000	6/20/12	225 bp	(3,930)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/07	(335 bp)	(189)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	55

Nalco, Co. 7.75%, 11/15/11	—	45,000	9/20/12	330 bp	(470)

Total					$90,391

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

 (F) Is valued at fair value following procedures approved by Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/07

ASSETS

Investment in securities, at value, including $736,941 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $168,518,955)	$170,105,995
Affiliated issuers (identified cost $6,243,106) (Note 5)	6,243,106

Cash	28,697

Dividends, interest and other receivables	2,053,957

Receivable for securities sold	109,839

Unrealized appreciation on swap contracts (Note 1)	117,019

Receivable for closed swap contracts (Note 1)	87,646

Premiums paid on swap contracts (Note 1)	2,550

Total assets	178,748,809

LIABILITIES

Distributions payable to shareholders	880,158

Payable for securities purchased	360,557

Payable for shares of the fund repurchased (Note 4)	235,238

Payable for compensation of Manager (Notes 2 and 5)	342,049

Payable for investor servicing fees (Note 2)	7,979

Payable for custodian fees (Note 2)	4,126

Payable for Trustee compensation and expenses (Note 2)	94,355

Payable for administrative services (Note 2)	3,328

Payable for open forward currency contracts (Note 1)	13,043

Payable for closed forward currency contracts (Note 1)	2,049

Unrealized depreciation on swap contracts (Note 1)	26,628

Collateral on securities loaned, at value (Note 1)	760,010

Other accrued expenses	30,516

Total liabilities	2,760,036

Net assets	$175,988,773

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$190,137,381

Undistributed net investment income (Note 1)	896,337

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,706,362)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,661,417

Total — Representing net assets applicable to capital shares outstanding	$175,988,773

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($175,988,773 divided by 19,235,900 shares)	$9.15

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/07

INVESTMENT INCOME

Interest (including interest income of $334,622 from investments in affiliated issuers) (Note 5)	$ 9,155,237

Dividends	4,371,636

Securities lending	72,318

Total investment income	13,599,191

EXPENSES

Compensation of Manager (Note 2)	1,378,606

Investor servicing fees (Note 2)	99,122

Custodian fees (Note 2)	70,849

Trustee compensation and expenses (Note 2)	37,332

Administrative services (Note 2)	19,329

Auditing fees	109,481

Other	188,000

Fees waived and reimbursed by Manager (Note 5)	(5,582)

Total expenses	1,897,137

Expense reduction (Note 2)	(11,107)

Net expenses	1,886,030

Net investment income	11,713,161

Net realized gain on investments (Notes 1 and 3)	9,573,993

Net increase from payments by affiliates (Note 2)	6,055

Net realized loss on swap contracts (Note 1)	(9,845)

Net realized loss on foreign currency transactions (Note 1)	(58,493)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(55,698)

Net unrealized depreciation of investments and swap contracts during the year	(2,234,572)

Net gain on investments	7,221,440

Net increase in net assets resulting from operations	$18,934,601

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/07	8/31/06

Operations:
Net investment income	$ 11,713,161	$ 11,892,110

Net realized gain on investments and foreign currency transactions	9,511,710	7,421,921

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(2,290,270)	(6,018,739)

Net increase in net assets resulting from operations	18,934,601	13,295,292

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income	(11,667,047)	(11,792,306)

Decrease from capital shares repurchased (Note 4)	(21,860,569)	(6,969,459)

Increase from payments by affiliates (Note 2)	—	404,272

Total decrease in net assets	(14,593,015)	(5,062,201)

NET ASSETS

Beginning of year	190,581,788	195,643,989

End of year (including undistributed net investment income of $896,337 and $326,956, respectively)	$175,988,773	$190,581,788

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	21,616,241	22,519,551

Shares repurchased (Note 4)	(2,378,016)	(903,310)

Retirement of shares held by the fund (Note 4)	(2,325)	—

Shares outstanding at end of year	19,235,900	21,616,241

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Year ended
	8/31/07	8/31/06	8/31/05	8/31/04	8/31/03

Net asset value, beginning of period	$8.82	$8.69	$8.37	$7.73	$6.56

Investment operations:
Net investment income (loss) (a)	.55(d)	.54(d)	.52(d,f )	.57(d)	.58

Net realized and unrealized
gain (loss) on investments	.30	.06	.36	.63	1.15

Total from investment operations	.85	.60	.88	1.20	1.73

Less distributions:
From net investment income	(.55)	(.53)	(.56)	(.56)	(.56)

Total distributions	(.55)	(.53)	(.56)	(.56)	(.56)

Increase from repurchase of shares	.03	.04	—	—	—

Increase from payments by affiliates	—	.02(e)	—	—	—

Net asset value, end of period	$9.15	$8.82	$8.69	$8.37	$7.73

Market price, end of period	$8.24	$7.87	$7.80	$7.62	$7.31

Total return at market price (%)(b)	11.64	8.05	9.89	12.06	24.73

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$175,989	$190,582	$195,644	$115,776	$106,934

Ratio of expenses to
average net assets (%)(c)	.96(d)	1.05(d)	1.06(d)	1.09(d)	1.13

Ratio of net investment income
to average net assets (%)	5.96(d)	6.18(d)	6.13(d,f )	6.88(d)	8.20

Portfolio turnover (%)	44.22	47.76	46.13	61.92	69.94

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2007, August 31, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 5).

(e) Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24% (Note 2).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/07

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

 In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter— a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2007, the value of securities loaned amounted to $736,941. The fund received cash collateral of $760,010 which is pooled with collateral of other Putnam funds into 42 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2007, the fund had a capital loss carryover of $16,686,575 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$3,039,504	August 31, 2009

6,606,338	August 31, 2010

7,040,733	August 31, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of nontaxable dividends, dividends payable, income on swap contracts and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2007, the fund reclassified $523,267 to increase undistributed net investment income and $24,386 to decrease paid-in-capital, with an increase to accumulated net realized losses of $498,881.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2007 were as follows:

Unrealized appreciation	$ 9,357,901
Unrealized depreciation	(7,613,099)
———————————————
Net unrealized appreciation	1,744,802
Undistributed ordinary income	1,946,230
Capital loss carryforward	(16,686,575)
Cost for federal income tax purposes	$ 174,604,299

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. This fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Management described in the previous paragraph.

Putnam Management voluntarily reimbursed the fund $6,055 for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

During the year ended August 31, 2006, Putnam Management voluntarily reimbursed the fund $404,272 relating to an operational error that occurred during the prior fiscal year.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended August 31, 2007, the fund incurred $159,487 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2007, the fund’s expenses were reduced by $11,107 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $292, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended August 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $83,345,202 and $106,757,982, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchased

In October 2005, the Trustees of the fund authorized Putnam Investments to implement a repurchase program, which would allow the fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007.

For the year ended August 31, 2007, the fund repurchased 223,319 common shares for an aggregate purchase price of $1,800,339, which reflects a weighted-average discount from net asset value per share of 10.7% .

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month ending October 7, 2008 (based on shares outstanding as of October 5, 2007).

Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

In July 2007, the fund repurchased 2,154,697 common shares pursuant to an issuer tender offer commenced on June 4, 2007, at $9.31 per share, for an aggregate purchase price of $20,060,230. The tender offer purchase price represented a discount of 2% from the net asset value of the fund’s common shares as of July 10, 2007.

During the period, the fund retired 2,325 shares held by the fund in a control account. No monies were paid by the fund as a result of the retirement of shares.

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2007, management fees paid were reduced by $5,582 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $334,622 for the year ended August 31, 2007. During the year ended August 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $101,493,049 and $97,550,572, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(unaudited)

The fund designated 32.10% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2007, the fund hereby designates 33.24%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

13,384,245	591,497	496,626

All tabulations are rounded to the nearest whole number.

Compliance certifications
(unaudited)

On February 6, 2007, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

 Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

About Putnam Investments

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Investment Sub-Manager	Executive Officer, Associate Treasurer
Putnam Investments Limited	and Compliance Liaison	Nancy E. Florek
57–59 St James’s Street		Vice President, Assistant Clerk,
London, England SW1A 1LD	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Richard S. Robie, III
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III	Mark C. Trenchard
W. Thomas Stephens	Vice President and BSA Compliance Officer
Richard B. Worley

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

AN710 247468 10/07

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2007	$98,764	$2	$9,879	$1,042
August 31, 2006	$100,437	$51	$9,504	$215

For the fiscal years ended August 31, 2007 and August 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $126,139 and $279,442 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
August 31,
2007	$ -	$ 26,129	$ -	$ -
August 31,
2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)

Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
W. Thomas Stephens

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

➢ The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

*  the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

➢ The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

➢ The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

➢ The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

➢ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

➢ The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

➢ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

➢ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

➢ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

➢ The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

➢ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

➢ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

➢ The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

➢ The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

➢ The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢ The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

* the company undergoes a change in control, and

* the change in control results in a loss of employment for the person receiving the severance payment.

➢ The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

➢ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

➢ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

➢ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

➢ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances, and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are reregistered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

➢ For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

➢ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

➢ The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

➢ The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

➢ The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

➢ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

➢ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

➢ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

➢ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢ The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board

Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. Putnam Management’s, Putnam Investments Limited’s and The Putnam Advisory Company’s (for funds having Putnam Investments Limited and/or The Putnam Advisory Company as sub-manager) investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the team or teams identified in the shareholder report included in Item 1 of this report manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-today management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio	Joined
Leaders	Fund	Employer	Positions Over Past Five Years

David King	2002	Putnam	Sr. Portfolio Manager
		Management
		1983 – Present

Robert Salvin	2004	Putnam	Portfolio Manager
		Management	Previously, Convertible Specialist and
		2000 – Present	Analyst

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the

Other accounts (including
separate accounts,
managed account
programs and single-
			Other accounts that pool		sponsor defined
Portfolio Leader	Other SEC-registered open-		assets from more than one		contribution plan
or Member	end and closed-end funds		client		offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

David King	6	$8,804,400,000	8	$320,800,000	5	$381,100,000

Robert Salvin	10	$4,337,700,000	5	$78,900,000	6	$391,100,000

Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions a before-tax basis or (ii) for taxable funds, on a before-tax basis.

· Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 -
September 30,
2006	60,874	$7.99	60,874	1,287,771
October 1 -
October 31,
2006	8,400	$8.13	8,400	1,279,371
November 1 -
November 30,
2006	-	-	-	1,279,371
December 1 -
December 31,
2006	-	-	-	1,279,371
January 1 -
January 31,
2007	-	-	-	1,279,371
February 1 -
February 28,
2007	-	-	-	1,279,371
March 1 -
March 31,
2007	-	-	-	1,279,371
April 1 - April
30, 2007	-	-	-	1,279,371
May 1 - May
31, 2007	-	-	-	1,279,371
June 1 - June
30, 2007	-	-	-	1,279,371
July 1 - July
31, 2007	2,154,697	$9.31	2,154,697***	1,279,371
August 1 -
August 31,
2007	154,045	$8.09	154,045	1,125,326

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,125,978 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,251,955 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

See note *** below for information about repurchases made by the fund in July 2007 pursuant to an issuer tender offer.

**Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

***Includes 2,154,697 shares repurchased by the fund pursuant to an issuer tender offer that concluded during the period. Shares repurchased as part of this tender offer were repurchased at $9.31 per share, which represented approximately 98% of the fund’s per-share net asset value on the expiration date of the tender offer.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith
Principal Accounting Officer

Date: October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2007